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                                                                    EXHIBIT 23.2


                        INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of II-VI Incorporated on Form S-8 of our report dated August 11, 1993, appearing in the Annual Report on Form 10-K of II-VI Incorporated for the year ended June 30, 1995.


/s/ Deloitte & Touche LLP


Pittsburgh, Pennsylvania
October 26, 1995